UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2011

Zoran Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27246	94-2794449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Kifer Road, Sunnyvale, California	94086-5305
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 523-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 16, 2011, Zoran Corporation, a Delaware corporation (“Zoran”), entered into an Amended and Restated Agreement and Plan of Merger (the “Amended Merger Agreement”) with CSR plc, a corporation organized under the laws of England and Wales (“CSR”), and a direct, wholly-owned subsidiary of CSR (“Merger Sub”). The Amended Merger Agreement amends and restates the Agreement and Plan of Merger entered into by Zoran, CSR and Merger Sub on February 20, 2011, and provides that, upon the terms and subject to the conditions set forth in the Amended Merger Agreement, Merger Sub will merge with and into Zoran (the “Merger”), with Zoran continuing as the surviving corporation (“Surviving Corporation”) and as a wholly owned subsidiary of CSR.

As a result of the Merger, each issued and outstanding share of common stock of Zoran will be converted into the right to receive US$6.26 in cash and 0.14725 American Depository Shares of CSR (the “ADSs”), with each whole ADS representing 4 ordinary shares of CSR, subject to adjustment for stock splits, combinations and the like. Holders of Zoran’s common stock prior to the merger will receive cash in the merger in lieu of fractional ADSs.

Each of Zoran and CSR have made customary representations, warranties and covenants in the Amended Merger Agreement, including, among others, covenants (i) to conduct their respective operations in the ordinary course of business consistent with past practice between the execution and delivery of the Amended Merger Agreement and the consummation of the Merger and (ii) not to solicit proposals relating to alternate transactions during such period and not to engage in discussions concerning or furnish non-public information in connection with such alternative transactions. In addition, Zoran and CSR made certain other customary covenants, including, among others and subject to certain exceptions, (A) in the case of Zoran, to cause a stockholders meeting to be held to consider adopting the Amended Merger Agreement and, in the case of CSR, to cause a shareholders meeting to be held to consider approval of the transactions contemplated by the Amended Merger Agreement and (B) in the case of Zoran, for its board of directors to recommend adoption by Zoran’s stockholders of the Amended Merger Agreement and the transactions contemplated by the Amended Merger Agreement, and in the case of CSR, for its board of directors to recommend that CSR shareholders vote in favor of the transactions contemplated by the Amended Merger Agreement.

Consummation of the Merger is subject to certain conditions, including, among others, (i) adoption of the Amended Merger Agreement by Zoran’s stockholders, (ii) approval of the transactions contemplated by the Amended Merger Agreement by CSR’s shareholders and related requisite shareholder authorities and approvals to authorize the directors of CSR to allot the CSR ordinary shares underlying the ADSs pursuant to the Merger and any shares to be issued pursuant to the Merger and the exercise of converted stock options and restricted stock units; (iii) approval for listing on The NASDAQ Stock Market of the ADSs to be issued in the Merger, subject to official notice of issuance, and effectiveness of admission of CSR’s ordinary shares underlying the ADSs issuable to the stockholders of Zoran to the Official List of the United Kingdom Listing Authority and to trading on the London Stack Exchange’s main market for listed securities, subject only to allotment; (iv) absence of laws, orders, judgments and injunctions that restrain, enjoin or otherwise prohibit consummation of the Merger; (v) effectiveness under the Securities Act of 1933 of the Form F-4 and Form F-6 registration statements and effectiveness under the Securities Exchange Act of 1934 of the Form 8-A registration statement relating to the issuance of the ADSs in the Merger and absence of any stop order in respect thereof or proceedings by the SEC for that purpose; and (vi) subject to certain exceptions, the accuracy of representations and warranties with respect to the businesses of Zoran and CSR and compliance by Zoran and CSR with their respective covenants contained in the Amended Merger Agreement.

The Amended Merger Agreement contains certain termination rights for both Zoran and CSR and further provides that, in connection with the termination of the Merger Agreement under specified circumstances, Zoran may be required to pay CSR, or CSR may be required to pay Zoran, a termination fee of $8,600,000. In addition, if Zoran terminates the Amended Merger Agreement prior to obtaining the approval of stockholders to enter into a contract providing for a superior proposal, Zoran must pay CSR a termination fee of $12,700,000.

The foregoing description of the Amended Merger Agreement is qualified in its entirety by reference to the full text of the Amended Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto, and is incorporated into this report by this reference.

Levy Gerzberg, Arthur Stabenow, Raymond Burgess, James Owens and Karl Schneider have entered into voting agreements with CSR (the “Zoran Voting Agreements”), which provide for, among other things, them to vote their shares in favor of the adoption of the Amended Merger Agreement. Certain directors and executive officers of CSR have agreed, among other things, to vote their shares in favor of the adoption of the Amended Merger Agreement pursuant to the terms of voting agreements entered into with Zoran (the “CSR Voting Agreements”). The foregoing descriptions of the Zoran Voting Agreements and CSR Voting Agreements are qualified in their entirety by reference to the full text of the Zoran Voting Agreements and CSR Voting Agreements, forms of which are filed, respectively, as Exhibits 10.1 and 10.2 hereto, and are incorporated into this report by this reference.

* * *

Forward-Looking Statements

This document contains, or may contain, forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. One can identify these forward-looking statements by the use of the words such as “expect,” “anticipate,” “plan,” “may,” “will,” “estimate,” “should,” “intend” or other similar expressions or negatives thereof. Because such statements app1y to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially include, without limitation: the failure of Zoran stockholders or CSR shareholders to approve the Merger; the risk that the Merger may not be completed in the time frame expected by the parties or at all; the risk that the businesses will not be integrated successfully or in a timely and cost-efficient manner; disruptions from the Merger making it more difficult to maintain relationships with customers, employees or suppliers; the ability to realize the expected synergies from the transaction in the amounts or in the timeframe anticipated; economic conditions and the difficulty in predicting sales, even in the short-term; factors affecting the quarterly results of CSR, Zoran and the merged company; sales cycles; price reductions; dependence on and qualification of foundries to manufacture the products of CSR, Zoran and the merged company; production capacity; the ability to adequately forecast demand; customer relationships; the ability of CSR, Zoran and the merged company to compete successfully; product warranties; the impact of legal proceedings; the impact of intellectual property indemnification practices; and other risks and uncertainties. Additional factors that may affect future results are described in Zoran’s reports on Form 10-K and Form10-Q filed with the SEC.

Zoran cannot give any assurance that such forward-looking statements will prove to have been correct. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Zoran does not undertake any obligation to update or revise publicly any of the forward-looking statements set out herein, whether as a result of new information, future events or otherwise, except to the extent legally required.

Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of CSR, Zoran, or the merged company, following the implementation of the Merger or otherwise. No statement in this announcement should be interpreted to mean that the earnings per share, profits, margins or cash flows of Zoran, CSR or the merged company for the current or future financial years would necessarily match or exceed the historical published figures.

Additional Information

This communication may be deemed to be solicitation material in respect of the proposed merger transaction involving Zoran and CSR. In connection with the proposed merger, CSR has filed with the SEC a Registration Statement on Form F-4 containing a proxy statement/prospectus for the stockholders of Zoran, and each of the Zoran and CSR plan to file other documents with the SEC regarding the proposed merger transaction. The definitive proxy statement/prospectus will be mailed to stockholders of Zoran. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, ZORAN’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED

MERGER. THIS ANNOUNCEMENT DOES NOT CONSTITUTE, OR FORM PART OF, AN OFFER TO SELL OR OTHERWISE DISPOSE OF, OR THE SOLICITATION OF AN OFFER TO BUY OR OTHERWISE ACQUIRE OR SUBSCRIBE FOR, ANY SECURITIES, OR THE SOLICITATION OF ANY VOTE OR APPROVAL IN ANY JURISDICTION PURSUANT TO THE MERGER OR OTHERWISE. The proposals for the Merger will be made solely through the proxy statement/prospectus. Any acceptance or other response to the Merger or proposals should be made only on the basis of the information in the proxy statement/prospectus. Investors and stockholders will be able to obtain, without charge, a copy of the proxy statement/prospectus, consent revocation statement, as well as other relevant documents containing important information about Zoran and CSR at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Zoran’s stockholders will also be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents when they become available by directing a request to Zoran Corporation, 1390 Kifer Road, Sunnyvale, California 94086-5305, Attention: Investor Relations, +1 (415) 454-8898 or CSR plc, Unit 400, Cambridge Science Park, Milton Road, Cambridge, CB4-0WH, United Kingdom, Attention: Investor Relations, +44 (0) 1223 692 000.

Participants in the Solicitation

The directors and executive officers of Zoran and CSR and other persons may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction. CSR plans to file the proxy statement/prospectus and registration statement with the SEC in connection with the solicitation of proxies to approve the proposed transaction Information regarding Zoran’s directors and executive officers and their respective interests in Zoran by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on March 7, 2011, as amended. Additional information regarding the interests of such potential participants is or will be included in the proxy statement/prospectus and registration statement and other relevant materials to be filed with the SEC when they become available, including in connection with the solicitation of proxies to approve the proposed transaction and to elect directors.

Qualification of Representations and Warranties

The Amended Merger Agreement contains representations and warranties made by Zoran and CSR to, and solely for the benefit of, each other. The assertions embodied in the representations and warranties contained in the Amended Merger Agreement are qualified by information in confidential disclosure letters provided by the parties to each other in connection with the signing of the original merger agreement. While Zoran does not believe that these disclosure letters contain information that the securities laws require the parties to publicly disclose, other than information that has already been so disclosed, they do contain information that modifies, qualifies and creates exceptions to the representations and warranties of the parties set forth in the Amended Merger Agreement. You should not rely on the representations and warranties in the Amended Merger Agreement as characterizations of the actual state of facts about Zoran or CSR, since they were only made as of a certain date and are modified in important part by the underlying disclosure letters. Moreover, certain representations and warranties in the Amended Merger Agreement were used for the purpose of allocating risk between Zoran and CSR rather than establishing matters as facts. Finally, information concerning the subject matter of the representations and warranties may have changed since the date of the Amended Merger Agreement, which subsequent information may or may not be fully reflected in the companies’ public disclosures.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

2.1	Amended and Restated Agreement and Plan of Merger, dated June 16, 2011, by and among CSR, Zoran and Merger Sub*

10.1	Form of Zoran Voting Agreement

10.2	Form of CSR Voting Agreement

*	Certain exhibits and schedules have been omitted, and Zoran agrees to furnish supplementally to the Commission a copy of any omitted exhibits or schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZORAN CORPORATION

By:	/s/ Karl Schneider
Name:	Karl Schneider
Title:	Senior Vice President of Finance
and Chief Financial Officer

Date: June 21, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Amended and Restated Agreement and Plan of Merger, dated June 16, 2011, by and among CSR, Zoran and Merger Sub*

10.1	Form of Zoran Voting Agreement

10.2	Form of CSR Voting Agreement

*	Certain exhibits and schedules have been omitted, and Zoran agrees to furnish supplementally to the Commission a copy of any omitted exhibits or schedules upon request.